UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020 (May 12, 2020)

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Park Plaza, Suite 550 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 480-8300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2020, Acacia Research Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/ACTG2020. As of April 8, 2020, the record date for the Annual Meeting, there were 49,574,604 shares of the Company’s common stock (the “Common Stock”), issued, outstanding and entitled to vote, and 350,000 shares of the Company’s Series A Convertible Preferred Stock (“Preferred Shares”) issued, outstanding and entitled to 9,589,042 votes.

At the Annual Meeting, 39,552,012 shares of the Common Stock and 350,000 Preferred Shares were present virtually or represented by proxy, constituting a quorum for the conduct of business at the Annual Meeting.

Set forth below are brief descriptions of the proposals voted upon at the Annual Meeting, and the final results of the stockholder vote on each proposal, as certified by American Election Services, LLC, the inspector of election for the Annual Meeting. These proposals are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 10, 2020.

Proposal No. 1: To elect six directors to serve on the Company’s Board of Directors until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Directors	For	Against	Abstain	Broker Non-Votes
Maureen O’Connell	35,555,699	663,858	7,239	12,914,258
Katharine Wolanyk	35,531,402	687,655	7,739	12,914,258
Isaac T. Kohlberg	35,521,986	697,150	7,660	12,914,258
Jonathan Sagal	35,609,398	609,600	7,798	12,914,258
Clifford Press	35,588,204	631,293	7,299	12,914,258
Alfred V. Tobia, Jr.	35,588,749	630,748	7,299	12,914,258

Proposal No. 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
48,000,396	1,110,380	30,278	0

Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,271,107	2,823,221	1,132,468	12,914,258

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020

Acacia Research Corporation

By: /s/ Clifford Press
Chief Executive Officer